                               GENERAL SECURITIES
                                  INCORPORATED











                        SEMI-ANNUAL REPORT MAY 31, 1999

TO THE SHAREHOLDERS OF

                               GENERAL SECURITIES
                                  INCORPORATED

Since our last letter the market has begun to reward value oriented investors like General Securities, Inc. Moreover, the performance of Robinson Capital Management's internal quality benchmarks continue to reinforce our belief that quality oriented companies purchased at a discount to our estimate of their intrinsic value can provide you with superior risk-adjusted returns.

We expect to have the transition to a more diversified and fully invested portfolio nearly complete by calendar year end. Since a significant majority of you own your shares in taxable accounts, we are trying to offset gains with losses on sale transactions when possible to minimize the tax burden. This process takes time to complete and has the effect of slowing down the rate at which we invest the cash in the portfolio.

Investments we have made for the portfolio in the past six months include; AT&T, Deere, CSX Corp, Halliburton, Lockheed Martin and Sara Lee. Together, we believe these companies help to both diversify the portfolio and improve its risk/reward profile. All of these companies in addition to the Fund's long term holdings in Corning, Dana, Honeywell, Intel, Motorola, Solectron and Xerox are in one or more of Robinson Capital Management's internal quality benchmark indices. We use these benchmark indices to continuously evaluate the value-added of our quality screening process. In general, we believe companies in these indices are the best oriented companies we follow and expect they will play a significant role in the future performance of General Securities, Inc.

The most significant positive influences on the portfolio through June 30 has been the turn around in both paper and forest products and the oil and oil service industries. In addition, there has also been renewed market interest in mid and small companies. We were also fortunate to have a significant holding in the portfolio involved in a merger when it was announced that Honeywell would be acquired by Allied Signal, another aggressive user of quality oriented management techniques. The new company will keep the Honeywell name and we expect to own shares in it for years to come.



Mark Billeadeau
Portfolio Manager

                      STATEMENT OF NET ASSETS MAY 31, 1999
                                     ASSETS
                                   (Unaudited)

                                               Number of      Market
                                                shares       value (a)
                                              -----------   ----------
INVESTMENT SECURITIES (percentages repre-
sent value of investments compared to
total net assets):
COMMON STOCKS (73.54%):
   Aerospace/Defense (1.34%):
    Lockheed Martin Corp. (b) ................  15,000      $  606,562
                                                            ----------
   Banks (4.14%):
    Bank One Corp. ...........................  33,000       1,866,562
                                                            ----------
   Chemicals - Specialty (2.25%):
    Eastman Chemical Co. .....................  20,000       1,012,500
                                                            ----------
   Communications (1.91%):
    Ortel Corp. (e) ..........................  80,000         860,000
                                                            ----------
   Computers (5.84%):
    Hewlett Packard Co. ......................  22,000       2,074,875
    Xerox Corp (d) ...........................  10,000         561,875
                                                            ----------
                                                             2,636,750
                                                            ----------
   Electrical Equipment (9.82%):
    Grainger (W.W.), Inc. (c) ................  30,000       1,591,875
    Honeywell, Inc. ..........................  30,000       2,838,750
                                                            ----------
                                                             4,430,625
                                                            ----------
   Electronic Components (9.02%):
    Intel Corp. (d) ..........................  25,000       1,351,562
    Motorola, Inc. ...........................  13,000       1,076,563
    Solectron Corp. (c) (e) ..................  30,000       1,642,500
                                                            ----------
                                                             4,070,625
                                                            ----------
   Food Processing Equipment (1.86%):
    Sara Lee Corp. (b) .......................  35,000         840,000
                                                            ----------
   Forest Products (2.75%):
    Weyerheuser Co. (c) ......................  20,000       1,241,250
                                                            ----------
   Health Care - General (3.08%):
    Johnson & Johnson ........................  15,000       1,389,375
                                                            ----------
   Household Durables (1.21%):
    Corning, inc. ............................  10,000         546,250
                                                            ----------
   Industrial Components (1.72%):
    Zygo Corp. (e) ........................... 100,000         775,000
                                                            ----------
   Machinery (2.53%):
    Deere & Co. (d) ..........................  30,000       1,141,875
                                                            ----------
   Medical Supplies (1.16%):
    Adac Labs (e) ............................  65,000         524,063
                                                            ----------
   Motor Vehicle Parts (6.03%):
    Dana Corp. ...............................  35,000       1,806,875
    Tower Automotive, Inc. (c) ...............  40,000         915,000
                                                            ----------
                                                             2,721,875
                                                            ----------
   Petroleum - Equipment & Service (2.75%):
    Halliburton Co. (b) ......................  30,000       1,241,250
                                                            ----------
   Pharmaceuticals (2.97%):
    Covance, Inc. (b) ........................  25,000         529,688
    Merck & Co., Inc. (d) ....................  12,000         810,000
                                                            ----------
                                                             1,339,688
                                                            ----------
   Publishing, (1.63%):
    Banta Corp. ..............................  30,000         735,000
                                                            ----------
   Steel (3.41%):
    Worthington Inds., Inc. .................. 120,000       1,537,500
                                                            ----------
   Transportation - Road (2.08%):
    CSX Corp. (b) ............................  20,000         938,750
                                                            ----------


                      STATEMENT OF NET ASSETS MAY 31, 1999
                                 ASSETS (CONT.)
                                   (Unaudited)

                                               Number of      Market
                                                shares       value (a)
                                              -----------   ----------
  COMMON STOCKS  (Cont.):
   Utilities - Telephone (6.04%):
    AT&T Corp. (b) ...........................  15,000         832,500
    GTE Corp. ................................  30,000       1,891,875
                                                            ----------
                                                             2,724,375
                                                            ----------
     Total common stock (cost $21,231,481) ..............   33,179,875
                                                            ----------
U.S. TREASURY BILLS (13.28%):
    $6,000,000, 4.52%, due 06/10/99 (f) .................    5,991,180
                                                            ----------
     Total U.S. Treasury Bills (cost $5,991,180) ........    5,991,180
                                                            ----------

MONEY MARKET INSTRUMENT (13.21%):
    State Street Capital Markets Sweep Account ..........
     Variable Rate, 3.50%
     (cost $5,962,930) ..................................    5,962,930
                                                            ----------
Total investment securities
  (cost $33,185,591) (g) ................................   45,133,985
Prepaid expenses ........................................        1,397
Dividends receivable ....................................       65,075
Interest receivable .....................................          580
                                                            ----------
     Total assets .......................................  $45,201,037
                                                            ----------

                                   LIABILITIES

Accrued investment advisory fees ........................       23,379
Accrued management administration fees ..................       15,586
Other accrued expenses ..................................       36,439
Payable for shares redeemed .............................        5,853
                                                            ----------
  Total liabilities .....................................       81,257
                                                            ----------
Net assets applicable to outstanding capital stock ......  $45,119,780
                                                            ----------
                                                            ----------

Represented by:
  Capital stock - authorized 10,000,000 shares of $.01
  par value per share; outstanding 2,649,856 shares .....       26,499
  Capital surplus .......................................   30,997,705
  Distributions in excess of net investment income ......     (143,617)
  Accumulated realized gain .............................    2,290,799
  Unrealized appreciation of investments ................   11,948,394
                                                            ----------
Net assets applicable to outstanding capital stock ......  $45,119,780
                                                            ----------
                                                            ----------
Net asset value per share of outstanding capital stock ..       $17.03
                                                                ------
                                                                ------

 See accompanying notes to investment securities list and financial statements.

                      NOTES TO INVESTMENT SECURITIES LIST:
                                  MAY 31, 1999

(a) Investment securities are valued by the procedures described in note 1 to the financial statements.
(b)  New holding in fiscal 1999.
(c)  Holding decreased in fiscal 1999.
(d)  Holding increased in fiscal 1999.
(e)  Currently non-income producing.
(f)  Rate shown is annualized yield on date of purchase.
(g) At May 31, 1999 the cost of securities for federal income tax purposes was $33,185,591, and the aggregate unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation ............................  $14,117,207
                                                            ----------
     Unrealized depreciation ............................   (2,168,813)
                                                            ----------
                                                            ----------
                                                           $11,948,394
                                                            ----------
                                                            ----------

                         NOTES TO FINANCIAL STATEMENTS
                                  MAY 31, 1999
                                   (Unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    General Securities, Incorporated (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified open end management investment company. The Fund invests primarily in common stocks of companies believed to be undervalued.

    The significant accounting policies followed by the Fund are summarized as follows:

    INVESTMENTS IN SECURITIES
    Securities listed on national securities exchanges are valued on the basis of the last reported sale each day, or if no sale is made, at the mean of the last reported bid and asked price for such securities. Short-term securities are valued at amortized cost which approximates market value.

    Security transactions are recorded on the date securities are purchased or sold. Realized gains or losses and unrealized appreciation or depreciation of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest is recognized on the accrual basis.

    USE OF ESTIMATES
    The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

    FEDERAL INCOME TAXES
    It is the Fund's policy to continue meeting the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to its shareholders in amounts which will relieve it from all, or substantially all, federal income and excise taxes. Therefore, the Fund does not provide for federal income or excise taxes.

    DISTRIBUTIONS
    Distributions to shareholders from investment income and realized capital gain distributions, if any, are made annually. These distributions are recorded on the record date and are payable in cash or reinvested in additional shares of the Fund's capital stock.

    Due to the timing of dividend distributions, the fiscal year in which amounts are distributed for tax purposes may differ from the year that income or realized gains were recorded by the Fund. The effect on distributions of this book-to-tax difference is presented as "excess distributions of net investment income" in the statement of changes in net assets and the financial highlights.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
    Robinson Capital Management, Inc. is the Fund's investment advisor and administrator. As compensation for its services under the Investment Advisory Agreement, Robinson Capital is paid an investment management advisory fee, payable monthly, at an annual rate of 0.60% for average net assets up to and including $100 million, 0.35% for next $150 million of average net assets and 0.10% for net assets over $250 million. Robinson Capital is obligated to pay all Fund expenses (exclusive of brokerage expenses and fees, interest and any federal or state income taxes) which exceed 1.50% of the Fund's average net assets, 1.25% of the Fund's average net assets for any fiscal year on the next $150 million of average net assets, and 1% of the

                                  MAY 31, 1999
                                   (Unaudited)

    Fund's average net assets for any fiscal year on average net assets in excess of $250 million. For managing the business affairs and providing certain shareholder services pursuant to the Management Agreement, the Fund pays Robinson Capital an administrative fee, payable monthly, at an annual rate of 0.40% of the average daily assets of the Fund, plus out-of-pocket expenses incurred. Robinson Capital may subcontract with other entities to provide certain shareholder servicing activities.

    Legal service fees were paid to a law firm in which the secretary of the Fund is a partner.

(3) SECURITIES TRANSACTIONS
    Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $5,298,732 and $9,027,144, respectively, for the six months ended May 31, 1999.

                            STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED MAY 31, 1999
                                   (UNAUDITED)

INVESTMENT INCOME:
  Income:
   Dividends ............................................   $  265,710
   Interest .............................................      227,164
                                                            ----------
    Total income ........................................      492,874
                                                            ----------
  Expenses (note 2):
   Investment advisory fees .............................      135,317
   Management administration fees .......................       90,211
   Shareholder notices and reports ......................       11,820
   Auditing and tax services ............................       11,153
   Custodian and portfolio accounting fees ..............       23,660
   Transfer agent, registrar and disbursing agent fees ..       35,594
   Legal services .......................................       18,950
   Directors' fees ......................................        6,606
   Federal and state registration fees and expenses .....        9,224
   Other insurance and bonds expenses ...................          401
                                                            ----------
    Total expenses ......................................      342,936
                                                            ----------
   Investment income - net ..............................      149,938
                                                            ----------
Realized and unrealized gains from investments - net:
  Net realized gains on securities
   transactions (note 3) ................................    2,290,799
  Net change in unrealized appreciation
   or depreciation of investments .......................     (442,074)
                                                            ----------
  Net gain on investments ...............................    1,848,725
                                                            ----------
  Net increase in net assets resulting
   from operations ......................................    1,998,663
                                                            ----------
                                                            ----------

                       STATEMENT OF CHANGES IN NET ASSETS
                      MONTHS ENDED MAY 31, 1999 (UNAUDITED)
                       AND YEAR ENDED NOVEMBER 30, 1998

                                                 May 31,   November 30,
                                                  1999         1998
                                               ----------   ----------
OPERATIONS:
  Net investment income ....................   $  149,938   $  439,630
  Net realized gains on investments ........    2,290,799    2,429,181
  Net change in unrealized appreciation
   or depreciation of investments ..........     (442,074)    (472,241)
                                               ----------   ----------
  Net increase in assets from operations ...    1,998,663    2,396,570
                                               ----------   ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ....................     (149,938)    (439,630)
  Excess distributions of net
   investment income .......................      (13,350)     (74,394)
  Net realized gains on investments ........                (2,425,433)
                                               ----------   ----------
  Total distributions ......................     (163,288)  (2,939,457)
                                               ----------   ----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of 33,547 and
  74,357 shares, respectively ..............      547,344    1,280,766
  Net asset value of 143,859 and 260,180
   shares, respectively, issued in
   reinvestment of net investment income
   and net realized gain distributions .....    2,359,568    4,361,571
  Payments for redemptions of 207,574
   and 434,124 shares, respectively ........   (3,413,368)  (7,314,188)
                                               ----------   ----------
  Decrease in net assets from capital share
   transactions, representing net decrease
   of (30,168) and (99,587) shares,
   respectively ............................     (506,456)  (1,671,851)
                                               ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS ....    1,328,919   (2,214,738)

NET ASSETS:
  Beginning of period ......................   43,790,861   46,005,599
                                               ----------   ----------
  End of period (Including distributions in
   excess of net investment income of
   $143,617 and $130,267 respectively) .....  $45,119,780  $43,790,861
                                              -----------  -----------
                                              -----------  -----------

                                                                  Six Months
FINANCIAL HIGHLIGHTS:                                               Ended
                                                                 May 31, 1999                 Year Ended November 30
SELECTED PER SHARE HISTORICAL DATA WERE AS FOLLOWS:               (Unaudited)    1998       1997        1996       1995      1994
Net asset value, beginning year ..............................      $ 16.34    $ 16.55    $ 16.08    $ 14.61    $ 12.08    $ 12.23
                                                                    -------    -------    -------    -------    -------    -------
Operations:
  Investment income - net ....................................          .06        .15        .18        .17        .25        .20
  Net realized and unrealized gains (losses) on investments ..          .70        .72       2.08       2.46       3.49        .40
                                                                    -------    -------    -------    -------    -------    -------

Total from operations ........................................          .76        .87       2.26       2.63       3.74        .60
                                                                    -------    -------    -------    -------    -------    -------

Distributions to shareholders:
  From investment income - net ...............................         (.06)      (.15)      (.18)      (.17)      (.25)      (.21)
  Excess distributions of net investment income ..............         (.01)      (.03)        -        (.01)        -        (.02)
  From net realized gains ....................................           -        (.90)     (1.61)      (.98)      (.96)      (.52)
                                                                    -------    -------    -------    -------    -------    -------

Total distributions to shareholders ..........................         (.07)     (1.08)     (1.79)     (1.16)     (1.21)      (.75)
                                                                    -------    -------    -------    -------    -------    -------

Net asset value, end of year .................................      $ 17.03    $ 16.34    $ 16.55    $ 16.08    $ 14.61    $ 12.08
                                                                    -------    -------    -------    -------    -------    -------
                                                                    -------    -------    -------    -------    -------    -------

Total return* ................................................         4.59%      5.26%     14.08%     18.15%     31.15%      4.89%
Net assets, end of year (000's omitted) ......................      $45,120    $43,791    $46,006    $39,974    $32,541    $26,581

Ratio of expenses to average daily net assets ................         1.52%      1.47%      1.44%      1.50%      1.50%      1.50%
Ratio of net investment income to average daily net assets ...          .66%       .90%      1.02%      1.11%      1.79%      1.69%
Portfolio turnover rate ......................................           16%        25%        20%        18%        24%        42%

* These are the Fund's total returns during the years, including reinvestment of all dividend and capital gain distributions without adjustments for sales charge.

+ From March 23, 1994 through November 30, 1994, the Fund's advisor was Alpha
  Source Asset Management, Inc., a wholly-owned subsidiary of Hamilton Investments, Inc. Prior to March 23, 1994, the Fund's advisor was Craig-Hallum, Inc., a division of Hamilton Investments, Inc.

                               GENERAL SECURITIES
                                  INCORPORATED

                              PRESIDENT  Craig H. Robinson

                        VICE PRESIDENTS  Mark D. Billeadeau

                              SECRETARY  John R. Houston

                              TREASURER  Renee A. Rasmusson

                              DIRECTORS  M.Michelle Coady, Chairman
                                         Gary D. Floss
                                         David W. Preus
                                         Oscar Victor
                                         Charles Walton
                                         Arnold M. Weimerskirch

                     INVESTMENT MANAGER  Robinson Capital
                                         Management, Inc.

                   CUSTODIAN, REGISTRAR  Investors Fiduciary Trust
                     AND TRANSFER AGENT  Company

                        GENERAL COUNSEL  Lindquist and Vennum PLLP

             This report has been prepared primarily for the benefit of existing stockholders of the company and is not intended as an offer to sell the company's shares. When used otherwise, it must be accompanied or preceded by the current prospectus.



             FOR FURTHER
             INFORMATION ABOUT

                               GENERAL SECURITIES
                                  INCORPORATED
             CONTACT:

             ROBINSON CAPITAL MANAGEMENT, INC.
             5100 EDEN AVENUE, SUITE 204
             EDINA, MINNESOTA 55436
             (612) 927-6799
             800-577-9217

                               GENERAL SECURITIES
                                  INCORPORATED


                        ROBINSON CAPITAL MANAGEMENT, INC.
                           5100 EDEN AVENUE, SUITE 204
                             EDINA, MINNESOTA 55436
                                 (612) 927-6799
                                  800-577-9217